TIFF Investment Program (“TIP”)

Supplement dated October 1, 2020

to the TIP Prospectus dated April 29, 2020

This supplement provides new and additional information to the TIP prospectus dated April 29, 2020 and replaces in its entirety a previous supplement dated April 30, 2020.

The following paragraph supplements, and should be read in conjunction with, the existing three paragraphs under the heading “Redemptions Not Subject to Exit Fee; Systematic Withdrawal Plan.” on page 33 of the prospectus:

For the remaining calendar year ending December 31, 2020, the following changes to Multi-Asset Fund’s systematic withdrawal plan (“SWP”) are in effect:

•	For the remainder of 2020, and subject to existing quarterly notification requirements of November 1, members may set up a new SWP or change their existing SWP to automatically redeem (i) up to 3.33% of the value of their account in the remaining quarter of 2020 (an increase from the prior 1.5% permitted quarterly), (ii) up to 5% of the value of their account semi-annually (an increase from the prior 3% permitted semi-annually), or (iii) up to 10% of the value of their account once each calendar year (an increase from the prior 6% permitted annually), without paying the associated exit fee. Members will not be permitted to withdraw in excess of 10% of the value of their account (as part of the SWP) over the four calendar quarters ending December 31, 2020. Members may also change their enrollment elections to reduce their SWP distribution amount for the remainder of 2020.

•	For members who elect to set up a new SWP or change their existing SWP for calendar year 2020 to automatically redeem (i) greater than 1.5% of the value of their account in the remaining quarter, (ii) greater than 3% of the value of their account semi-annually, or (iii) greater than 6% of the value of their account once each calendar year, such members’ enrollment elections will automatically revert on January 1, 2021, to the enrollment elections previously in place.

•	Members who elect to set up a new SWP or change their existing SWP for calendar year 2020 will not be required to keep their enrollment elections in place for a 12-month period (as previously required). Rather, such members will be permitted the opportunity to change their enrollment elections in the first quarter of 2021 by submitting in writing a change request on or before February 1, 2021.

For additional information about the SWP, please contact Members Services at 1-610-684-8200.

Please keep this supplement for future reference.